Exhibit 99.1

ChannelAdvisor Reports First Quarter 2021 Results;
Revenue and Adjusted EBITDA Significantly Exceed Guidance
Total revenue growth accelerated to 22% year-over-year
Subscription revenue growth accelerated to 17% year-over-year
Revenue from brands increased 39% year-over-year

Research Triangle Park, NC - May 6, 2021 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable brands and retailers to increase global sales, today reported financial results for the quarter ended March 31, 2021.

First Quarter 2021 Highlights
GAAP
• Total revenue increased 22% year-over-year to $39.2 million
• Subscription revenue growth accelerated to 17% year-over-year
• Brands revenue increased 39% year-over-year
• GAAP net income was $5.5 million, or $0.18 per diluted share based on 31.1 million diluted weighted average shares outstanding
• Operating cash flow increased 46% year-over-year to $8.4 million
• Cash and cash equivalents were $82.4 million, an increase of $26.0 million since March 31, 2020 and an increase of $10.8 million since December 31, 2020
• Deferred revenue increased by a record amount to $25.4 million, up $6.1 million since March 31, 2020 and up $2.6 million since December 31, 2020

Non-GAAP
•Adjusted EBITDA increased 41% year-over-year to $9.2 million
•Adjusted EBITDA margin was 23%, up three points year-over-year
•Free cash flow was $7.4 million, or $0.24 per diluted share based on 31.1 million diluted weighted average shares outstanding
“Q1 marked another quarter of exceptional financial results and meaningful progress on our brands strategy, underpinned by accelerating momentum across our business,” said David Spitz, ChannelAdvisor’s chief executive officer. “Revenue and adjusted EBITDA both significantly exceeded our guidance for the quarter, driven by continued strong execution, product innovation, and robust e-commerce volumes. Our strategy drove success for our customers and rapid revenue growth from brands, with revenue from brands up 39% year over year during the quarter. Continued strength in sales, especially with brands, combined with excellent customer expansion and retention, drove record net bookings and the third consecutive quarter of acceleration in subscription revenue growth. Our strategy of helping accelerate brands' digital transformation has continued to pay off and we remain excited about our growth prospects going forward.”
Recent Business Highlights
We believe the following highlights are additional indicators of our position as a leading digital distribution platform for brands:

Exhibit 99.1
•Continued product innovation: To help Walmart sellers save valuable time and resources by managing their advertising campaigns in the same platform as their listings, ChannelAdvisor now offers powerful automation tools for Walmart Connect. ChannelAdvisor also launched Third Party Seller Analysis, a new Brand Analytics premium feature that can help brands increase visibility of third-party sellers on retail sites and marketplaces such as Amazon and Walmart.
•Continued channel expansion: ChannelAdvisor remains laser-focused on global marketplace expansions to help address the evolving business needs of brands and retailers worldwide. This ongoing commitment to marketplace expansion is evident through the broadening of support of Elkjøp (FI, SE, and DK) and Lazada (PH, VN, SG, TH, ID, MY) in addition to new marketplace integrations with Åhléns (SE), Amazon Poland (PL), Back Market (UK), Beyond (US), Exelon (US), Joom (FR), NBCUniversal Checkout (US), PopIn Border (KR), and Zalando (CZ and IE). The company also added support for first-party integrations with AAFES (US), Aldi (DE), Best Buy Canada (Consignment), Hofer (AT), Tractor Supply (US), Wayfair (CA), and Zappos (US).
•Industry leadership: Selected by Google to join its exclusive Google Partners International Growth program, a network of best-in-class providers with a track record in helping brands and retailers expand their reach and capture new audiences globally. With comprehensive insight into expanding abroad, ChannelAdvisor's long-standing alliance with Google can help serve as a key differentiator for brands and retailers seeking a competitive edge.
•New customers: ChannelAdvisor recently added notable new customers including Fitbit, Yamaha Music, Viewsonic, John West Food, Fissler and strategic partner Authentic Brands Group. ChannelAdvisor also expanded its relationship with customers such as Tervis Tumbler, Shiseido, and Gant AB.
Financial Outlook
Based on the information available as of today, ChannelAdvisor is issuing guidance for its second quarter 2021.

(in millions, except percentages)	Q2 2021
Revenue	$39.8 - $40.2
Y/Y Growth	6% - 7%
Adjusted EBITDA	$7.7 - $8.1
As a Percentage of Revenue (at the midpoint)	20%
Stock-based Compensation Expense	$3.1 - $3.5
Weighted Average Shares Outstanding	30.0
Refer to the "Adjusted EBITDA Guidance Reconciliation" table included with the financial tables at the end of this release for the reconciliation to the most comparable GAAP financial measure.
Conference Call Information

What:	ChannelAdvisor First Quarter 2021 Financial Results Conference Call
When:	Thursday, May 6, 2021
Time:	8:00 a.m. ET
Live Call:	(855) 638-4821, Passcode 1697769, Toll Free
(704) 288-0612, Passcode 1697769, Toll
Webcast:	http://ir.channeladvisor.com (live and replay)

Exhibit 99.1

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted EBITDA and adjusted EBITDA margin, and free cash flow and free cash flow per diluted share. We also may provide information regarding non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations and non-GAAP operating margin. Adjusted EBITDA and adjusted EBITDA margin exclude depreciation, amortization, income tax expense, net interest expense, stock-based compensation expense, and for 2021 only, acquisition-related contingent consideration fair value adjustment. Adjusted EBITDA margin is equal to adjusted EBITDA divided by GAAP revenue. Free cash flow is cash flow from operations, reduced by purchases of property and equipment and payment of capitalized software development costs. Non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating expenses exclude stock-based compensation expense and, as applicable, acquisition-related contingent consideration fair value adjustment. Non-GAAP gross margin is equal to non-GAAP gross profit divided by GAAP revenue. Non-GAAP operating margin is equal to non-GAAP income from operations divided by GAAP revenue.
ChannelAdvisor believes that these non-GAAP measures of financial results provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.
Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business. In addition, other companies, including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs.
About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading e-commerce cloud platform whose mission is to connect and optimize the world’s commerce. For nearly two decades, ChannelAdvisor has helped brands and retailers worldwide improve their online performance by expanding sales channels, connecting with consumers around the world, optimizing their operations for peak performance and providing actionable analytics to improve competitiveness. Thousands of customers depend on ChannelAdvisor to securely power their sales and optimize fulfillment on channels such as Amazon, eBay, Facebook, Google, Walmart, and hundreds more. For more information, visit www.channeladvisor.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements

Exhibit 99.1
regarding our financial outlook and guidance for the second quarter 2021 and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q that will be filed for the quarter ended March 31, 2021, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the impact of the COVID-19 pandemic on global economic conditions and on our revenues and financial performance; our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our international operations; our ability to align our expenses with revenue; and risks related to security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.

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Investor Contact:
Raiford Garrabrant
ChannelAdvisor Corporation
raiford.garrabrant@channeladvisor.com
919-228-4817

Media Contact:
Tamara Gibbs
ChannelAdvisor Corporation
tamara.gibbs@channeladvisor.com
919-249-9798

ChannelAdvisor Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2021	December 31, 2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$82,384	$71,545
Accounts receivable, net of allowance of $393 and $417 as of March 31, 2021 and December 31, 2020, respectively	25,815	24,705
Prepaid expenses and other current assets	13,008	13,874
Total current assets	121,207	110,124
Operating lease right of use assets	7,200	8,141
Property and equipment, net	8,103	8,707
Goodwill	30,990	30,990
Intangible assets, net	3,870	4,155
Deferred contract costs, net of current portion	14,700	14,040
Long-term deferred tax assets, net	3,430	3,551
Other assets	888	953
Total assets	$190,388	$180,661
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$375	$158
Accrued expenses	13,621	14,008
Deferred revenue	25,417	22,819
Other current liabilities	5,413	6,029
Total current liabilities	44,826	43,014
Long-term operating leases, net of current portion	4,159	5,394
Other long-term liabilities	1,431	2,162
Total liabilities	50,416	50,570
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of March 31, 2021 and December 31, 2020	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 29,732,852 and 29,020,424 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	30	29
Additional paid-in capital	293,415	288,842
Accumulated other comprehensive loss	(1,245)	(1,095)
Accumulated deficit	(152,228)	(157,685)
Total stockholders' equity	139,972	130,091
Total liabilities and stockholders' equity	$190,388	$180,661

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2021	2020
Revenue	$39,166	$32,032
Cost of revenue (1) (2)	8,408	7,063
Gross profit	30,758	24,969
Operating expenses (1) (2):
Sales and marketing	14,632	12,340
Research and development	5,527	4,801
General and administrative	4,882	5,735
Total operating expenses	25,041	22,876
Income from operations	5,717	2,093
Other (expense) income:
Interest (expense) income, net	(33)	126
Other (expense) income, net	(130)	8
Total other (expense) income	(163)	134
Income before income taxes	5,554	2,227
Income tax expense	97	220
Net income	$5,457	$2,007
Net income per share:
Basic	$0.19	$0.07
Diluted	$0.18	$0.07
Weighted average common shares outstanding:
Basic	29,294,130	28,161,765
Diluted	31,138,533	29,047,028

(1) Includes stock-based compensation as follows:
Cost of revenue	$232	$319
Sales and marketing	820	740
Research and development	612	680
General and administrative	1,384	1,175
	$3,048	$2,914

(2) Includes depreciation and amortization as follows:
Cost of revenue	$1,202	$976
Sales and marketing	159	155
Research and development	63	70
General and administrative	408	277
	$1,832	$1,478

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities
Net income	$5,457	$2,007
Adjustments to reconcile net income to cash and cash equivalents provided by operating activities:
Depreciation and amortization	1,832	1,478
Bad debt (recovery) expense	(4)	297
Stock-based compensation expense	3,048	2,914
Deferred income taxes	97	220
Other items, net	(1,536)	(213)
Changes in assets and liabilities:
Accounts receivable	(1,060)	291
Prepaid expenses and other assets	1,290	993
Deferred contract costs	(1,131)	(60)
Accounts payable and accrued expenses	(2,203)	(981)
Deferred revenue	2,589	(1,204)
Cash and cash equivalents provided by operating activities	8,379	5,742
Cash flows from investing activities
Purchases of property and equipment	(225)	(344)
Payment of software development costs	(749)	(672)
Cash and cash equivalents used in investing activities	(974)	(1,016)
Cash flows from financing activities
Repayment of finance leases	(4)	(7)
Proceeds from exercise of stock options	3,587	87
Payment of statutory tax withholding related to net-share settlement of restricted stock units	(66)	—
Cash and cash equivalents provided by financing activities	3,517	80
Effect of currency exchange rate changes on cash and cash equivalents	(83)	(242)
Net increase in cash and cash equivalents	10,839	4,564
Cash and cash equivalents, beginning of period	71,545	51,785
Cash and cash equivalents, end of period	$82,384	$56,349

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin
(unaudited; dollars in thousands)
	Three Months Ended March 31,
	2021	2020
Revenue	$39,166	$32,032

Gross profit (GAAP)	$30,758	$24,969
Plus: Stock-based compensation expense included within cost of revenue	232	319
Gross profit (Non-GAAP)	$30,990	$25,288
Gross margin (GAAP)	78.5%	78.0%
Gross margin (Non-GAAP)	79.1%	78.9%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(unaudited; in thousands)
	Three Months Ended March 31,
	2021	2020
Operating expenses (GAAP)	$25,041	$22,876
Less: Stock-based compensation expense included within operating expenses	2,816	2,595
Less: Contingent consideration fair value adjustment	(1,313)	—
Operating expenses (Non-GAAP)	$23,538	$20,281

Reconciliation of GAAP Income from Operations and GAAP Operating Margin to Non-GAAP Income from Operations and Non-GAAP Operating Margin
(unaudited; dollars in thousands)
	Three Months Ended March 31,
	2021	2020
Revenue	$39,166	$32,032

Income from operations (GAAP)	$5,717	$2,093
Plus: Stock-based compensation expense	3,048	2,914
Less: Contingent consideration fair value adjustment	(1,313)	—
Income from operations (Non-GAAP)	$7,452	$5,007
Operating margin (GAAP)	14.6%	6.5%
Operating margin (Non-GAAP)	19.0%	15.6%

Reconciliation of GAAP Net Income to Non-GAAP Net Income
(unaudited; in thousands)
	Three Months Ended March 31,
	2021	2020
Net income (GAAP)	$5,457	$2,007
Plus: Stock-based compensation expense	3,048	2,914
Less: Contingent consideration fair value adjustment	(1,313)	—
Net income (Non-GAAP)	$7,192	$4,921

Reconciliation of GAAP Net Income to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended March 31,
	2021	2020
Net income (GAAP)	$5,457	$2,007
Adjustments:
Interest expense (income), net	33	(126)
Income tax expense	97	220
Depreciation and amortization expense	1,832	1,478
Total adjustments	1,962	1,572
EBITDA	7,419	3,579
Stock-based compensation expense	3,048	2,914
Contingent consideration fair value adjustment	(1,313)	—
Adjusted EBITDA	$9,154	$6,493

Free Cash Flow Reconciliation
(unaudited; in thousands except share and per share data)
	Three Months Ended March 31,
	2021	2020
Cash and cash equivalents provided by operating activities	$8,379	$5,742
Less: Purchases of property and equipment	(225)	(344)
Less: Payment of capitalized software development costs	(749)	(672)
Free cash flow	$7,405	$4,726

Diluted weighted average shares outstanding	31,138,533	29,047,028
Free cash flow per diluted share	$0.24	$0.16

Adjusted EBITDA Guidance Reconciliation
(unaudited; in millions)
	Second Quarter 2021
	Low	High
Net income (estimate)	$2.1	$3.2
Adjustments (estimates):
Interest (income) expense, net	0.1	0.0
Income tax expense	0.2	0.1
Depreciation and amortization expense	1.8	1.7
Total adjustments	2.1	1.8
EBITDA	4.2	5.0
Stock-based compensation expense (estimate)	3.5	3.1
Adjusted EBITDA guidance (floor)	$7.7	$8.1